VOYA MUTUAL FUNDS

Voya International High Dividend Low Volatility Fund

(the "Fund")

Supplement dated March 13, 2024

to the Fund's Class A, Class I, and Class R6 Prospectus

and related Statement of Additional Information

each dated February 29, 2024

On March 6, 2024, the Fund's Board of Trustees approved a proposal to liquidate the Fund on or about April 26, 2024. The Fund is closed to new investment effective immediately. Any contingent deferred sales charge that would be applicable on a redemption of the Fund's shares shall be waived from March 13, 2024 to the date of liquidation. Leading up to the liquidation, as the Fund begins to transition its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its investment objectives and policies. Investors in the Fund will be receiving additional communication from the Fund explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE